UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.  )


Filed by the Co-Registrants [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
      (AS PERMITTED BY RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12


                  TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND

            (Names of Co-Registrants As Specified in their Charters)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

THOMPSON, SIEGEL & WALMSLEY LLC                                     CLAYMORE(SM)
-------------------------------
INVESTMENT MANAGEMENT



                  TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND
                            2455 CORPORATE WEST DRIVE
                              LISLE, ILLINOIS 60532

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 20, 2009

--------------------------------------------------------------------------------


         Notice is hereby given to the holders of common shares of beneficial interest, par value $0.01 per share ("Common Shares"), and the holders of Auction Market Preferred Shares, par value $0.01 per share, liquidation preference $25,000 per share ("Preferred Shares," and together with Common Shares, "Shares"), of TS&W / Claymore Tax-Advantaged Balanced Fund (the "Fund") that the annual meeting of shareholders of the Fund (the "Annual Meeting") will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois 60532, on Monday, July 20, 2009, at 12:00 p.m., noon, Central time. The Annual Meeting is being held for the following purposes:

1. To elect two Trustees as Class II Trustees by holders of Common Shares and Preferred Shares voting together as a single class, to serve until the Fund's 2012 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

2. To elect one Trustee as a Class II Trustee by holders of Preferred Shares voting as a separate class, to serve until the Fund's 2012 annual meeting of shareholders or until a successor shall have been elected and qualified.

3. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

         THIS IS A VERY IMPORTANT ANNUAL MEETING OF THE FUND. A SHAREHOLDER HAS NOTIFIED THE FUND OF ITS INTENT TO NOMINATE A CANDIDATE FOR ELECTION AS A TRUSTEE OF THE FUND BY THE HOLDERS OF PREFERRED SHARES VOTING AS A SEPARATE CLASS. THE BOARD OF TRUSTEES (THE ") OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH TRUSTEE NOMINEE NOMINATED BY THE BOARD AS SET FORTH IN THE ACCOMPANYING PROXY STATEMENT. THE BOARD STRONGLY URGES YOU NOT TO VOTE FOR ANY TRUSTEE NOMINEE PUT FORWARD BY A SHAREHOLDER.

         The Board has fixed the close of business on May 15, 2009 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.

         It is important that your Shares be represented at the Annual Meeting in person or by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed White Proxy Card in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so you will be represented at the Annual Meeting. If you attend the Annual Meeting and wish to vote in person, you will be able to do so and your vote at the Annual Meeting will revoke any proxy you may have submitted. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

         THE BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD THAT MAY BE SENT TO YOU BY A SHAREHOLDER. If you have previously returned a proxy card sent to you by a shareholder, you may change your vote by completing, signing, dating and returning the enclosed White Proxy Card in the postage-paid envelope provided or by recording your voting instructions via telephone or the Internet.


                                         By order of the Board of Trustees,

                                         /S/ J. Thomas Futrell
                                         J. Thomas Futrell
                                         Chief Executive Officer
                                         Lisle, Illinois


June 10, 2009



                             YOUR VOTE IS IMPORTANT

         PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS VIA TELEPHONE OR THE INTERNET. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR WHITE PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS PROMPTLY.

                  TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

--------------------------------------------------------------------------------

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 20, 2009

         This proxy statement ("Proxy Statement") is furnished to the holders of common shares of beneficial interest, par value $0.01 per share ("Common Shares"), and the holders of Auction Market Preferred Shares, par value $0.01 per share, liquidation preference $25,000 per share ("Preferred Shares," and together with Common Shares, "Shares"), of TS&W / Claymore Tax-Advantaged Balanced Fund (the "Fund") in connection with the solicitation by the Board of Trustees of the Fund (the "Board") of proxies to be voted at the annual meeting of shareholders of the Fund to be held on Monday, July 20, 2009, and any adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois 60532 on July 20, 2009, at 12:00 p.m., Noon, Central time.


         This Proxy Statement gives you information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders ("Notice of Annual Meeting"). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission ("SEC"). If there is anything you don't understand, please contact us at our toll-free number:
(866) 882-0688.

         THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS TO ANY SHAREHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO CLAYMORE SECURITIES, INC., 2455 CORPORATE WEST DRIVE, LISLE, ILLINOIS 60532, (866) 882-0688.

         The Notice of Annual Meeting, this Proxy Statement and the enclosed White Proxy Card are first being sent to the Fund's shareholders on or about June 10, 2009.


o        Why is a shareholder meeting being held?


         The Fund's Common Shares are listed on the New York Stock Exchange (the "NYSE") under the ticker symbol "TYW," which requires the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year.


o        What proposals will be voted on at the Annual Meeting?

         Shareholders of the Fund are being asked to vote on the following proposals at the Annual Meeting:

1. To elect two Trustees as Class II Trustees (Mr. Matthew J. Appelstein and Mr. Ronald A. Nyberg are the nominees) by holders of Common Shares and Preferred Shares voting together as a single class, to serve until the Fund's 2012 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

2. To elect one Trustee as a Class II Trustee (Mr. L. Kent Moore is the nominee) by holders of Preferred Shares voting as a separate class, to serve until the Fund's 2012 annual meeting of shareholders or until a successor shall have been elected and qualified.

o        Will your vote make a difference?

         YES! Your vote is important and could make a difference in the governance of the Fund, no matter how many Shares you own.

         This is a very important Annual Meeting of the Fund. A shareholder has notified the Fund of its intent to nominate a candidate for election as a Trustee of the Fund by the holders of Preferred Shares voting as a separate class. The Board has nominated Mr. L. Kent Moore, who has served as a Trustee of the Fund since the commencement of the Fund's operations in 2004, for re-election as a Trustee by holders of Preferred Shares voting as a separate class. The Board strongly believes that Mr. Moore is better qualified to serve as a Trustee of the Fund than the shareholder's proposed nominee and will better serve the interests of all shareholders. The Board strongly urges you not to vote for any trustee nominee put forward by a shareholder.

o        Who is asking for your vote?

         The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on Monday, July 20, 2009, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting.

o        How does the Board recommend that shareholders vote on the proposals?

         The Board, including the Independent Trustees, unanimously recommends that you vote "FOR ALL" of the nominees of the Board (Mr. Matthew J. Appelstein and Mr. Ronald A. Nyberg) pursuant to Proposal 1 and that holders of Preferred Shares vote "FOR" the nominee of the Board (Mr. L. Kent Moore) pursuant to Proposal 2.

o        Who is eligible to vote?

         Shareholders of record of the Fund at the close of business on May 15, 2009 (the "Record Date") are entitled to be present and to vote at the Annual Meeting or any adjournment or postponement thereof. Each Share is entitled to one vote.

o        How do you vote your shares?


         Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed White Proxy Card in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so your Shares will be represented at the Annual Meeting. If you attend the Annual Meeting and wish to vote in person, you will be able to do so. You may contact the Fund at (866) 882-0688 to obtain directions to the site of the Annual Meeting.


         Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your Shares will be voted in accordance with the Board's recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies' discretion.

         Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.


         THE BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD THAT MAY BE SENT TO YOU BY A SHAREHOLDER. If you have previously returned a proxy card sent to you by a shareholder, you may change your vote by completing, signing, dating and returning the enclosed White Proxy Card in the postage-paid envelope provided or by recording your voting instructions via telephone or the Internet.


o        How many Shares of the Fund were outstanding as of the Record Date?


         At the close of business on the Record Date, the Fund had 15,407,000 Common Shares and 4,200 Preferred Shares outstanding.


THE PROPOSALS: ELECTION OF TRUSTEES

         The Fund's Common Shares are listed on the NYSE, which requires the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year. Shareholders of the Fund are being asked to elect to Trustees in the following manner:

Proposal 1: To elect two Trustees as Class II Trustees (Mr. Matthew J.
            Appelstein and Mr. Ronald A. Nyberg are the nominees) by holders of Common Shares and Preferred Shares voting together as a single class, to serve until the Fund's 2012 annual meeting of shareholders or until their respective successor shall have been elected and qualified.

Proposal 2: To elect one Trustee as a Class II Trustee (Mr. L. Kent Moore is the
            nominee) by holders of Preferred Shares voting as a separate class, to serve until the Fund's 2012 annual meeting of shareholders or until a successor shall have been elected and qualified.

COMPOSITION OF THE BOARD OF TRUSTEES


         The Trustees of the Fund are classified into three classes: Class I Trustees, Class II Trustees and Class III Trustees.


         CLASS I TRUSTEES

         - Mr. Randall C. Barnes and Mr. Robert M. Hamje are the Class I Trustees. It is currently anticipated that the Class I Trustees will next stand for election at the Fund's 2011 annual meeting of shareholders.

         CLASS II TRUSTEES

         - Mr. Matthew J. Appelstein, Mr. L. Kent Moore* and Mr. Ronald A. Nyberg are the Class II Trustees. Messrs. Appelstein, Moore and Nyberg are standing for election at the Annual Meeting. It is currently anticipated that the Class II Trustees will next stand for election at the Fund's 2012 annual meeting of shareholders.

         CLASS III TRUSTEES

         - Mr. Steven D. Cosler, Mr. Nicholas Dalmaso* and Mr. Ronald E. Toupin, Jr. are the Class III Trustees. It is currently anticipated that the Class III Trustees will next stand for election at the Fund's 2010 annual meeting of shareholders.

-----------------

*        Designated as Trustee representing holders of Preferred Shares.

         Generally, the Trustees of only one class are elected at each annual meeting of shareholders, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period. Each trustee nominee elected at the annual meeting as a Class II Trustee of the Fund will hold office until the Fund's 2012 annual meeting of shareholders or until his successor shall have been elected and qualified. The other Trustees of the Fund will continue to serve under their current terms as described above. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the trustee nominees named above pursuant to Proposal 1 and Proposal 2. Each trustee nominee nominated by the Board has indicated that he has consented to serve as a Trustee if elected at the Annual Meeting. If a designated trustee nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

TRUSTEES

         Certain information concerning the Trustees and officers of the Fund is set forth in the tables below. The "interested" Trustees (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) are indicated below. Independent Trustees are those who are not interested persons of the Fund, the Fund's investment adviser, Claymore Advisors, LLC ("Claymore" or the "Adviser"), or the Fund's sub-advisers, SMC Fixed Income Management, LP ("SMC") and Thompson, Siegel & Walmsley LLC ("TS&W" and together with SMC, the "Sub-Advisers") and comply with the definition of "independent" (as defined in Rule 10A-3 of the Securities Exchange Act of 1934) (the "Independent Trustees").

         The Fund is part of a fund complex (referred to herein as the "Fund Complex") that consists of U.S. registered investment companies advised or serviced by the Adviser or its affiliates. The Fund Complex is comprised of 14 closed-end funds, including the Fund, and 34 exchange-traded funds. The Fund Complex is overseen by multiple boards of trustees.

                                  TERM OF
                                  OFFICE(2)                                                 NUMBER OF
                      POSITION(S)   AND                                                    PORTFOLIOS IN       OTHER
NAME,                   HELD      LENGTH                                                  FUND COMPLEX      DIRECTORSHIPS
ADDRESS(1)              WITH      OF TIME              PRINCIPAL OCCUPATION               OVERSEEN BY         HELD BY
AND AGE                 FUND      SERVED            DURING THE PAST FIVE YEARS              TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES:

Randall C. Barnes     Trustee    Trustee      Private Investor. Formerly, Senior Vice        44              None.
Year of birth: 1951              since 2005   President & Treasurer (1993-1997), President,
                                              Pizza Hut International (1991-1993) and
                                              Senior Vice President, Strategic Planning
                                              and New Business Development (1987-1990)
                                              of PepsiCo, Inc.

Steven D. Cosler      Trustee    Trustee      Formerly, President (2001-2005), Chief         2               Director, Cydex
Year of birth: 1955              since 2005   Executive Officer and Director (2002-2005),                    Pharmaceuticals,
                                              Chief Operating Officer (2000-2002) and                        Inc., CCS
                                              Executive Vice President (1997-2001) of                        Medical,
                                              Priority Healthcare Corporation.                               Access Mediquip, and
                                                                                                             SXC Health Solutions,
                                                                                                             CareCentrix,
Healthplan Holdings.

Robert M. Hamje       Trustee    Trustee      Formerly, President and Chief Investment       2               Trustee, funds
Year of birth: 1942              since 2004   Officer of TRW Investment Management                           in the Old Mutual
                                              Company (1990-2003).                                           Advisor fund complex.

                                       5

                                  TERM OF
                                  OFFICE(2)                                                 NUMBER OF
                      POSITION(S)   AND                                                    PORTFOLIOS IN       OTHER
NAME,                   HELD      LENGTH                                                  FUND COMPLEX      DIRECTORSHIPS
ADDRESS(1)              WITH      OF TIME              PRINCIPAL OCCUPATION               OVERSEEN BY         HELD BY
AND AGE                 FUND      SERVED            DURING THE PAST FIVE YEARS              TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES: (continued)

L. Kent Moore(3)      Trustee    Trustee      Principal of Foothills Energy Ventures,        2               Trustee, funds
Year of birth: 1955              since 2004   LLC (2006-present). Formerly, Managing                         in the Old Mutual
                                              Director High Sierra Energy L.P., (2004-                       Advisor fund
                                              2005). Formerly, Portfolio Manager and                         complex.
                                              Vice President of Janus Capital
                                              Corp. (2000-2002) and Senior Analyst/
                                              Portfolio Manager of Marsico Capital
                                              Management (1997-1999).

Ronald A. Nyberg(3)   Trustee    Trustee      Partner of Nyberg & Cassioppi, LLC,            46              None.
Year of birth: 1953              since 2004   a law firm specializing in Corporate Law,
                                              Estate Planning and Business Transactions
                                              (2000-present). Formerly, Executive Vice
                                              President, General Counsel and Corporate
                                              Secretary of Van Kampen Investments
                                              (1982-1999).

Ronald E.             Trustee    Trustee      Retired. Formerly, Vice President, Manager     43              None.
Toupin, Jr.                      since 2004   and Portfolio Manager of Nuveen Asset
Year of birth: 1958                           Management (1998-1999), Vice President of
                                              Nuveen Investment Advisor Corporation
                                              (1992-1999), Vice President and Manager
                                              of Nuveen Unit Investment Trusts (1991-1999)
                                              and Assistant Vice President and Portfolio
                                              Manager of Nuveen Unit Investment Trusts
                                              (1988-1999), each of John Nuveen &
                                              Company, Inc. (1982-1999).

INTERESTED TRUSTEES:

Matthew J.                       Trustee      Senior Vice President, Product Strategy and    2               Trustee, funds
Appelstein+(3)                   2005         Retirement Solution Planning, Old Mutual                       in the Old Mutual
Year of birth: 1961                           Asset Management (2006-present); Director of                   Advisor fund
                                              Investment Services, Old Mutual Asset                          complex.
                                              Management (2003-2006). Formerly, Senior
                                              Vice President of Consulting Relationship and
                                              Director of Investment Services, Fidelity
                                              Management Trust Company (1998-2003).

Nicholas Dalmaso+                Trustee      Attorney. Formerly, Senior Managing Director   45              None.
Year of birth: 1965              since        and Chief Administrative Officer (2007-2008)
                                 2004         and General Counsel (2001-2007) of Claymore
                                              Advisors, LLC and Claymore Securities, Inc.
                                              Assistant General Counsel, John Nuveen and
                                              Company Inc. (1999-2001). Formerly, Vice
                                              President and Associate General Counsel of Van
                                              Kampen Investments, Inc. (1992-1999).


---------------------

+        "Interested person" of the Fund as defined in the 1940 Act. Mr.
         Appelstein is an interested person of the Fund because he is an officer of Old Mutual Asset Management, the parent company of TS&W. Mr. Dalmaso is an interested person of the Fund as a result of his former position as an officer of the Investment Adviser and certain of its affiliates and his equity ownership of the Investment Adviser and certain of its affiliates.

(1) The business address of each Trustee of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.

(2) Each Trustee is generally expected to serve a three year term concurrent with the class of Trustees for which he serves.

(3)      Nominee for election as a Trustee at the Annual Meeting.

EXECUTIVE OFFICERS

         The following information relates to the executive officers of the Fund who are not Trustees. The Fund's officers receive no compensation from the Fund but may also be officers or employees of the Adviser, the Sub-Advisers or affiliates of the Adviser or the Sub-Advisers and may receive compensation in such capacities.

                               TERM OF
                            OFFICE(2) AND
                               LENGTH
NAME, ADDRESS(1)               OF TIME          PRINCIPAL OCCUPATION DURING
AND AGE               TITLE    SERVED              THE PAST FIVE YEARS
--------------------------------------------------------------------------------------------------

J. Thomas Futrell     Chief      Since        Senior Managing Director, Chief Investment Officer
Year of birth: 1955   Executive  2008         (2008-present) of Claymore Advisors, LLC and
                                              Claymore Officer Securities, Inc.; Chief Executive
                                              Officer of certain funds in the Fund Complex.
                                              Formerly, Managing Director in charge of Research
                                              (2000-2007) for Nuveen Asset Management.

Kevin M. Robinson     Chief      Since        Senior Managing Director, General Counsel and
Year of birth: 1959   Legal      2008         Corporate Secretary (2007-present) of Claymore
                      Officer                 Advisors, LLC and Claymore Securities, Inc.; Chief
                                              Legal Officer of certain funds in the Fund Complex.
                                              Formerly, Associate General Counsel (2000-2007) of
                                              NYSE Euronext, Inc. Formerly, Archipelago Holdings,
                                              Inc. Senior Managing Director and Associate General
                                              Counsel (1997-2000) of ABN Amro Inc. Formerly, Senior
                                              Counsel in the Enforcement Division (1989-1997)
                                              of the U.S. Securities and Exchange Commission.

Steven M. Hill        Chief      Since        Senior Managing Director of Claymore Advisors, LLC
Year of birth: 1964   Financial  2004         and Claymore Securities, Inc. (2005- present). Formerly,
                      Officer,                Chief Financial Officer (2005-2006) Claymore Group Inc.
                      Chief                   Managing Director of Claymore Advisors, LLC and
                      Accounting              Claymore Securities, Inc. (2003-2005). Previously,
                      Officer and             Treasurer of Henderson Global Funds and Operations
                      Treasurer               Manager for Henderson Global Investors (NA) Inc.,
                                              (2002-2003); Managing Director, FrontPoint Partners
                                              LLC (2001- 2002); Vice President, Nuveen Investments
                                              (1999-2001); Chief Financial Officer, Skyline Asset
                                              Management LP, (1999); Vice President, Van Kampen
                                              Investments and Assistant Treasurer, Van Kampen mutual
                                              funds (1989-1999).

Bruce Saxon           Chief      Since        Vice President - Fund Compliance Officer of Claymore
Year of birth: 1957   Compliance 2006         Securities, Inc. (Feb. 2006-present). Chief Compliance
                      Officer                 Officer of certain funds in the Fund Complex. Chief
                                              Compliance Officer/Assistant Secretary of Harris
                                              Investment Management, Inc. (2003-2006). Director-
                                              Compliance of Harrisdirect LLC (1999-2003).

Mark E. Mathiasen     Secretary  Since        Vice President; Assistant General Counsel of Claymore
Year of birth: 1978              2008         Group Inc. (Jan. 2007-present). Secretary of certain
                                              funds in the Fund Complex. Previously, Law Clerk, Idaho
                                              State Courts (2003-2006).

                                       7

                               TERM OF
                            OFFICE(2) AND
                               LENGTH
NAME, ADDRESS(1)               OF TIME          PRINCIPAL OCCUPATION DURING
AND AGE               TITLE    SERVED              THE PAST FIVE YEARS
--------------------------------------------------------------------------------------------------

Vincent R. Giordano   Vice       Since        Senior Managing Director of SMC Fixed Income
Year of Birth: 1948   President  2004         Management, LP (2006-present). Formerly, Senior
                                              Managing Director of Claymore Advisors, LLC
                                              (2004-2006); Senior Vice President and Portfolio
                                              Manager of Merrill Lynch Asset Management, Inc.
                                              (1985-2001).

George Gregorio       Vice       Since        Managing Director of SMC Fixed Income Management,
Year of Birth: 1949   President  2004         LP (2006-present). Formerly, Managing Director of
                                              Claymore Advisors, LLC (2004-2006); Sell Side
                                              Analyst for JB Hanauer & Co.

Roberto W. Roffo      Vice       Since        Managing Director of SMC Fixed Income Management,
Year of Birth: 1966   President  2004         LP (2006-present). Formerly, Managing Director of
                                              Claymore Advisors, LLC (2004-2006); Director and
                                              Vice President of Merrill Lynch Investment Managers.

James Howley          Assistant  Since        Vice President, Fund Administration of Claymore
Year of birth: 1972   Treasurer  2007         Securities, Inc. (2004-present). Assistant Treasurer
                                              of certain funds in the Fund Complex. Previously,
                                              Manager, Mutual Fund Administration of Van Kampen
                                              Investments, Inc.

Donald P. Swade       Assistant  Since        Vice President, Fund Administration (2006-present) of
Year of birth: 1972   Treasurer  2008         Claymore Advisors, LLC and Claymore Securities,
                                              Inc.; Assistant Treasurer of certain funds in the
                                              Fund Complex. Formerly, Manager-Mutual Fund Financial
                                              Administration (2003-2006) for Morgan Stanley/Van Kampen
                                              Investments.

Mark J. Furjanic      Assistant  Since        Vice President, Fund Administration-Tax (2005-present)
Year of birth: 1959   Treasurer  2008         of Claymore Advisors, LLC and Claymore Securities,
                                              Inc.; Assistant Treasurer of certain funds in the Fund
                                              Complex. Formerly, Senior Manager (1999-2005) for Ernst
                                              & Young LLP

Melissa J. Nguyen     Assistant  Since        Vice President, Assistant General Counsel of Claymore
Year of birth: 1978   Secretary  2006         Group, Inc. (2005-present). Secretary of certain funds
                                              in the Fund Complex. Formerly, Associate, Vedder Price
                                              P.C. (2003-2005).


(1) The business address of each officer of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.

(2) Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

BOARD COMMITTEES

         The Trustees have determined that the efficient conduct of the Trustees' affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The committees of the Board are the Audit Committee, the Nominating and Governance Committee and the Executive Committee.

         Audit Committee. The Board has an Audit Committee, which is composed of Randall C. Barnes, Steven D. Cosler, Robert M. Hamje, L. Kent Moore, Ronald A. Nyberg and Ronald E. Toupin, Jr.

         The Audit Committee is charged with selecting an independent registered public accounting firm for the Fund and reviewing accounting matters with the Fund's independent registered public accounting firm. Each member of the Audit Committee is an Independent Trustee as defined above and also meets the additional independence requirements for audit committee members as defined by the NYSE.

         The Audit Committee is governed by a written charter, the most recent version of which was approved by the Board on October 13, 2006 (the "Audit Committee Charter"). In accordance with proxy rules promulgated by the SEC, a fund's audit committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The Fund's Audit Committee Charter was attached as Appendix A to the Fund's 2007 proxy statement.

         The Audit Committee presents the following report on behalf of the
         Fund:

         The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund, (ii) the Audit Committee discussed with the Fund's independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the Fund's independent registered public accounting firm required by Independence Standards Board Standard No. 1 and has discussed with the Fund's independent registered public accounting firm the independence of the Fund's independent registered public accounting firm and (iv) the Audit Committee recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund's Annual Report for the past fiscal year.

         Nominating and Governance Committee. The Board has a Nominating and Governance Committee, which is composed of Randall C. Barnes, Steven D. Cosler, Robert M. Hamje, L. Kent Moore, Ronald A. Nyberg and Ronald E. Toupin, Jr., each of whom is an Independent Trustee as defined above and is "independent" as defined by NYSE listing standards.

         The Nominating and Governance Committee is governed by a written charter, the most recent version of which was approved by the Board on April 16, 2009 (the "Nominating and Governance Committee Charter"). In accordance with proxy rules promulgated by the SEC, a fund's nominating committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The Fund's Nominating and Governance Committee Charter is attached as Appendix B hereto.

         The Nominating and Governance Committee (i) evaluates and recommends all candidates for election or appointment as members of the Board and recommends the appointment of members and chairs of each committee of the Board, (ii) reviews policy matters affecting the operation of the Board and committees of the Board, (iii) periodically evaluates the effectiveness of the Board and committees of the Board and (iv) oversees the contract review process, including review of the Fund's advisory agreements and other contracts with affiliated service providers. In considering Trustee nominee candidates, the Nominating and Governance Committee requires that Trustee candidates have a college degree or equivalent business experience and may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): availability and commitment of a candidate to attend meetings and perform the responsibilities of a Trustee, relevant experience, educational background, financial expertise, the candidate's ability, judgment and expertise and overall diversity of the Board's composition. The Nominating and Governance Committee may consider candidates recommended by various sources, including (but not limited to): such Fund's Trustees, officers, investment advisers and shareholders. The Nominating and Governance Committee will not nominate a person for election to the Board as a Trustee after such person has reached the age of seventy-two (72), unless such person is an "interested person" of such Fund as defined in the 1940 Act. The Nominating and Governance Committee may, but is not required to, retain a third party search firm to identify potential candidates.

         A Trustee candidate must (i) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Nominating and Governance Committee to evaluate the candidate and to determine, among other matters, whether the candidate would qualify as a Trustee who is not an "interested person" of the registrant as such term is defined under the 1940 Act; (ii) be prepared to submit character references and agree to appropriate background checks; and (iii) be prepared to meet with one or more members of the Nominating and Governance Committee at a time and location convenient to those Nominating and Governance Committee members in order to discuss the nominee's qualifications.


         The Nominating and Governance Committee will consider Trustee candidates recommended by the Fund's shareholders. The Nominating and Governance Committee will consider and evaluate Trustee nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include the information required by the for Shareholders to Submit Nominee Candidates" that are set forth as Appendix B to the Nominating and Governance Committee Charter, which is attached as Appendix B hereto. Shareholder recommendations must be sent to the Fund's Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.


         The nominees for election at the Annual Meeting currently serve as Trustees and were unanimously nominated by the Board of Trustees and the Nominating and Governance Committee.

         Executive Committee. The Board has an Executive Committee, which is composed of Nicholas Dalmaso. The Executive Committee is authorized to act on behalf of and with the full authority of the Board when necessary in the intervals between meetings of the Board.

SHAREHOLDER COMMUNICATIONS

         Shareholders and other interested parties may contact the Board or any Trustee by mail. To communicate with the Board or any Trustee, correspondence should be addressed to the Board of Trustees or the Trustee with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund's Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES


         As of May 15, 2009, each Trustee beneficially owned equity securities of the Fund and other funds in the Fund Complex overseen by the Trustee in the dollar range amounts as specified below:


                                                      AGGREGATE DOLLAR RANGE OF
                          DOLLAR RANGE OF EQUITY   EQUITY SECURITIES OVERSEEN BY
NAME OF TRUSTEE           SECURITIES IN THE FUND    TRUSTEE IN THE FUND COMPLEX
--------------------------------------------------------------------------------

Independent Trustees:
Randall C. Barnes             $10,001-$50,000            Over $100,000
Steven D. Cosler              $10,001-$50,000           $10,001-$50,000
Robert M. Hamje               $10,001-$50,000           $10,001-$50,000
L. Kent Moore                  Over $100,000             Over $100,000
Ronald A. Nyberg                $1-$10,000               Over $100,000
Ronald E. Toupin, Jr.              None                      None
Interested Trustees:
Matthew Appelstein                 None                      None
Nicholas Dalmaso                   None                      None


         As of May 15, 2009, each Trustee and the Trustees and officers of the Fund as a group owned less than 1% of the outstanding Shares of the Fund.


BOARD MEETINGS

         During the Fund's fiscal year ended December 31, 2008, the Board held six meetings, the Audit Committee held two meetings, the Nominating and Governance Committee held three meetings and the Executive Committee held no meetings.

         Each Trustee attended at least 75% of the meetings of the Board (and any committee thereof on which he serves) held during the Fund's fiscal year ended December 31, 2008. It is the Fund's policy to encourage Trustees to attend annual meetings of shareholders.

TRUSTEE COMPENSATION

         The Fund pays an annual retainer and fee per meeting attended to each Trustee who is not affiliated with the Adviser, a Sub-Adviser or their respective affiliates and pays an additional annual fee to the chairman of the Board and the chairman of any committee of the Board. The following table provides information regarding the compensation of the Fund's Trustees for the Fund's fiscal year ended December 31, 2008. The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this proxy statement.

                                 COMPENSATION           TOTAL COMPENSATION
NAME OF TRUSTEE(1)               FROM THE FUND         FROM THE FUND COMPLEX
--------------------------------------------------------------------------------

Randall C. Barnes                   $23,250                  $285,688
Steven D. Cosler                    $22,500                   $45,000
Robert M. Hamje                     $23,000                   $45,500
L. Kent Moore                       $23,000                   $45,500
Ronald A. Nyberg                    $24,000                  $390,688
Ronald E. Toupin, Jr.               $25,500                  $319,563

--------

(1) Trustees not eligible for compensation are not included in the above table.

ADDITIONAL INFORMATION ABOUT THE SOLICITATION

         At the Annual Meeting, shareholders will elect one Trustee as a Class II Trustee by holders of Preferred Shares voting as a separate class and two Trustees as Class II Trustees by holders of Common Shares and Preferred Shares voting as a single class, each to serve until the Fund's 2012 annual meeting of shareholders or until their respective successors shall have been elected and qualified. On February 18, 2009, the Fund received a communication from The Denali Fund Inc. ("The Denali Fund") notifying the Fund of its intent to nominate a candidate for election as a Class II Trustee at the Annual Meeting by holders of Preferred Shares voting as a separate class.

         The Fund's Nominating and Governance Committee reviewed the communication received from The Denali Fund, including information regarding the qualifications of the proposed candidate. The Nominating and Governance Committee unanimously determined to recommend the nomination of Mr. L. Kent Moore, who has served as a Trustee of the Fund since the commencement of the Fund's operations in 2004, for re-election as a Class II Trustee by holders of Preferred Shares voting as a separate class. The Board received and reviewed the recommendation of the Nominating and Governance Committee and considered the communication received from The Denali Fund. The Board unanimously determined to nominate Mr. Moore for re-election as a Class II Trustee by holders of Preferred Shares voting as a separate class.

         You may receive solicitation materials from The Denali Fund seeking your proxy to vote for its trustee nominee. The Board of Trustees, including the Independent Trustees, unanimously recommends that you vote "FOR" the election of the trustee nominee of the Board (Mr. L. Kent Moore) as a Class II Trustee by holders of Preferred Shares voting as a separate class on the enclosed

White Proxy Card. THE BOARD STRONGLY URGES YOU NOT TO VOTE FOR ANY TRUSTEE NOMINEE PUT FORWARD BY THE DENALI FUND OR ANY SHAREHOLDER AND NOT TO SIGN OR RETURN ANY PROXY CARD THAT MAY BE SENT TO YOU BY THE DENALI FUND OR ANY SHAREHOLDER.


         Appendix A to this Proxy Statement sets forth certain information relating to the Fund's Trustees, executive officers and certain other persons who may be deemed to be "participants" in the solicitation of proxies.

SHAREHOLDER APPROVAL

         With respect to Proposal 1, the affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to approve the proposal. The holders of Common Shares and the holders of Preferred Shares will have equal voting rights (i.e. one vote per Share) and will vote together as a single class with respect to Proposal 1. Votes withheld will have the same effect as votes against Proposal 1. "Broker non-votes" (i.e. Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have no effect on the outcome of the vote on Proposal 1.

         With respect to Proposal 2, the affirmative vote of a majority of the Preferred Shares present in person or represented by proxy at the Annual Meeting at which a quorum is present is necessary to approve the proposal. The holders of Preferred Shares will have equal voting rights (i.e. one vote per Share) and will vote as a separate class with respect to Proposal 2. Votes withheld and broker non-votes will have the same effect as votes against Proposal 2.

BOARD RECOMMENDATION

         The Board, including the Independent Trustees, unanimously recommends that you vote "FOR ALL" of the nominees of the Board (Mr. Matthew J. Appelstein and Mr. Ronald A. Nyberg) pursuant to Proposal 1 and that holders of Preferred Shares vote "FOR" the nominee of the Board (Mr. L. Kent Moore) pursuant to Proposal 2.

ADDITIONAL INFORMATION


FURTHER INFORMATION ABOUT VOTING AND THE ANNUAL MEETING

         Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed White Proxy Card in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so your Shares will be represented at the Annual Meeting. Information regarding how to vote via telephone or the Internet is included on the enclosed White Proxy Card.

         If you attend the Annual Meeting and wish to vote in person, you will be able to do so. You may contact the Fund at (866) 882-0688 to obtain directions to the site of the Annual Meeting.


         The Agreement and Declaration of Trust of the Fund requires the presence of a quorum for each matter to be acted upon at the Annual Meeting. The holders of a majority of the Shares outstanding, present in person or represented by proxy, constitute a quorum for purposes of Proposal 1. The holders of a majority of the Preferred Shares outstanding, present in person or represented by proxy, constitute a quorum for purposes of Proposal 2. Votes withheld and broker non-votes will be counted as present for quorum purposes.


         All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. IF NO SPECIFICATION IS MADE ON A PROXY CARD, IT WILL BE VOTED FOR THE PROPOSALS SPECIFIED ON THE WHITE PROXY CARD.


         Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.


         THE BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD THAT MAY BE SENT TO YOU BY THE DENALI FUND OR ANY SHAREHOLDER. If you have previously returned a proxy card sent to you by The Denali Fund or any shareholder, you may change your vote by completing, signing, dating and returning the enclosed White Proxy Card in the postage-paid envelope provided or by recording your voting instructions via telephone or the Internet.

         If you hold Shares in more than one account, you will receive a White Proxy Card for each account. To ensure that all of your Shares are voted, please sign, date and return the White Proxy Card for each account. To ensure shareholders have the Fund's latest proxy information and material to vote, the Board may conduct additional mailings prior to the date of the Annual Meeting, each of which will include a White Proxy Card regardless of whether you have previously voted. Only your latest dated proxy card will be counted.


         The Board has fixed the close of business on May 15, 2009 as the Record Date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Fund as of the close of business on the Record Date will be entitled to one vote on each matter to be voted on by the Fund for each Share held and a fractional vote with respect to fractional Shares with no cumulative voting rights.

ADVISER AND SUB-ADVISERS

         Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group Inc., acts as the Fund's investment adviser. As of March 31, 2009, Claymore entities have provided supervision, management, servicing and/or distribution on approximately $10.1 billion in assets through closed-end funds, unit investment trusts and exchange-traded funds. Claymore is located at 2455 Corporate West Drive, Lisle, Illinois 60532.


         SMC Fixed Income Management, LP acts as the Fund's investment sub-adviser and is responsible for the day-to-day management of the Fund's portfolio of municipal securities. SMC is an affiliate of Spring Mountain Capital, LP, with its principal offices at 3 Independence Way, Suite 205, Princeton, New Jersey 08540. Spring Mountain is an investment management firm founded in July 2001 specializing in alternative investments and advisory services for both broad asset allocation and/or focused portfolios. As of March 31, 2009, Spring Mountain managed approximately $684 million in total assets.


         Thompson, Siegel & Walmsley LLC acts as the Fund's investment sub-adviser and is responsible for the day-to-day management of the Fund's portfolio of equity and income securities. As of December 31, 2008, TS&W managed approximately $5.4 billion in total assets. TS&W is located at 6806 Paragon Place, Suite 300, Richmond, Virginia 23230. TS&W is a subsidiary of Old Mutual
(US) Holdings Inc., a wholly-owned subsidiary of Old Mutual plc, a London-based, multi-national financial services firm. As of December 31, 2008, Old Mutual plc and its affiliates had approximately (pound)265 billion of assets under management. Old Mutual plc is among the top 50 global financial services firms, based on assets under management.

ADMINISTRATOR

         Claymore Advisors, LLC, located at 2455 Corporate West Drive, Lisle, Illinois 60532, serves as the Fund's administrator.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         Ernst & Young LLP ("E&Y") has been selected as the independent registered public accounting firm for the Fund by the Audit Committee of the Fund and approved by a majority of the Fund's Board, including a majority of the Independent Trustees, to audit the accounts of the Fund for and during the Fund's current fiscal year. The Fund does not know of any direct or indirect financial interest of E&Y in the Fund.

         Representatives of E&Y will be available to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions if necessary.

AUDIT FEES

         The aggregate fees billed to the Fund by E&Y for professional services rendered for the audit of the Fund's annual financial statements for the Fund's fiscal year ended December 31, 2008 were approximately $40,500 and for the Fund's fiscal year ended December 31, 2007 were approximately $39,000.

AUDIT-RELATED FEES

         The aggregate fees billed by E&Y and approved by the Audit Committee of the Fund for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements (such fees relate to services rendered, and out of pocket expenses incurred, in connection with the Fund's registration statements, comfort letters and consents) for the Fund's fiscal year ended December 31, 2008 were approximately $6,300 and for the Fund's fiscal year ended December 31, 2007 were approximately $6,000. E&Y did not perform any other assurance and related services that were required to be approved by the Fund's Audit Committee for such periods.

TAX FEES

         The aggregate fees billed by E&Y and approved by the Audit Committee of the Fund for professional services rendered for tax compliance, tax advice, and tax planning (such fees relate to tax services provided by E&Y in connection with the Fund's excise tax calculations and review of the Fund's tax returns) for the Fund's fiscal year ended December 31, 2008 were approximately $6,500 and for the Fund's fiscal year ended December 31, 2007 were approximately $7,000. E&Y did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Fund's Audit Committee for such periods.

ALL OTHER FEES

         Other than those services described above, E&Y did not perform any other services on behalf of the Fund for the Fund's fiscal year ended December 31, 2008 and for the Fund's fiscal year ended December 31, 2007.

AGGREGATE NON-AUDIT FEES

         The aggregate non-audit fees billed by E&Y for services rendered to the Fund, the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (not including a sub-adviser whose primary role is portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the Fund for the Fund's fiscal year ended December 31, 2008 were approximately $12,800 and for the Fund's fiscal year ended December 31, 2007 were approximately $13,000.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES


         As noted above, the Audit Committee is governed by the Audit Committee Charter, which was attached as Appendix A to the Fund's 2007 proxy statement, which includes Pre-Approval Policies and Procedures in Section IV of such Charter.

Specifically, sections IV.C.2 and IV.C.3 of the Audit Committee Charter contain the Pre-Approval Policies and Procedures and such sections are included below.

         IV.C.2. Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

                  (a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

         IV.C.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any nonaudit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

                  (a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

         The Audit Committee has pre-approved all audit and non-audit services provided by E&Y to the Fund, and all non-audit services provided by E&Y to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that are related to the operations of the Fund for the fiscal years ended December 31, 2008 and December 31, 2007.


         None of the services described above for the Fund's fiscal years ended December 31, 2008 and December 31, 2007 were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

PRINCIPAL SHAREHOLDERS

         As of the Record Date, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of securities of the Fund, except as listed below:


     SHAREHOLDER NAME AND ADDRESS   CLASS OF SHARES   SHARE HOLDINGS    PERCENTAGE OWNED
----------------------------------------------------------------------------------------
     Merrill Lynch & Co., Inc.*     Preferred         1,382             32.9%
     Merrill Lynch, Pierce,
       Fenner & Smith Incorporated
     4 World Financial Center
     New York, New York 10080

* Based on information obtained from a Form 3 filed with the SEC on January 12, 2009.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 30(h) of the 1940 Act require the Fund's officers and Trustees, certain officers of the Fund's investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's Shares to file certain reports of ownership ("Section 16 filings") with the SEC and the New York Stock Exchange. Based upon the Fund's review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for the Fund's fiscal year ended December 31, 2008, all filings applicable to such persons were completed and filed in a timely manner, except as follows: (i) six transactions involving Paul Ferwerda, an Officer of the Sub-Adviser, were inadvertently not timely reported on Form 4;
(ii) one transaction involving Lawrence Gibson, an Officer of the Sub-Advisor, was inadvertently not timely reported on Form 4; and (iii) one transaction involving Jerry Jenkins, an Officer of the Sub-Adviser, was inadvertently not timely reported on Form 4.


PRIVACY PRINCIPLES OF THE FUND

         The Fund is committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

         Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

         The Fund restricts access to non-public personal information about its shareholders to employees of the Adviser with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

DEADLINE FOR SHAREHOLDER PROPOSALS


         Shareholder proposals intended for inclusion in the Fund's proxy statement in connection with the Fund's 2010 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Fund at the Fund's principal executive offices by February 10, 2010. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's principal executive offices not later than April 26, 2010.

EXPENSES OF PROXY SOLICITATION


         As a result of the potential proxy solicitation by The Denali Fund, the Fund may incur additional costs in connection with its solicitation of proxies. The cost of soliciting proxies will be borne by the Fund. The Fund estimates that the total expenditures relating to the Fund's proxy solicitation (other than salaries and wages of officers and employees of the Fund) will be approximately $42,000, of which approximately $27,000 has been incurred as of the date hereof. Certain officers of the Fund and certain officers and employees of Claymore or its affiliates (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses. The Fund does not currently intend to retain a proxy solicitor to assit with the solicitation of proxies, but may do so if necessary. Any fees payable to a proxy solicitor, if retained, would be borne by the Fund and would increase the total expenditures relating to the Fund's proxy solicitation.


IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JULY 20, 2009


         This Proxy Statement is available on the Internet at www.proxyvote.com.


OTHER MATTERS

         The management of the Fund knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

         In the event a quorum is present at the Annual Meeting but sufficient votes to approve any of the Proposals are not received, proxies (including broker non-votes) would vote in favor of one or more adjournments of the Annual Meeting with respect to such Proposal(s) to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.


                                              Very truly yours,

                                              /s/ J. THOMAS FUTRELL
                                              J. THOMAS FUTRELL
                                              CHIEF EXECUTIVE OFFICER




June 10, 2009

THIS PAGE INTENTIONALLY LEFT BLANK

                                                                      APPENDIX A

                       INFORMATION CONCERNING PARTICIPANTS
                               IN THE SOLICITATION

         Under applicable SEC rules and regulations, members of the Board, the Board's nominees, and certain executive officers of the Fund may be deemed to be "participants" with respect to the Fund's solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about the persons who may be deemed to be "participants."

TRUSTEES AND NOMINEES

         The following sets forth the names of the Fund's Trustees and nominees who may be deemed to be "participants." The principal occupations or employment of the Fund's Trustees and nominees are set forth under "The Proposals: Election of Trustees - Trustees" in this Proxy Statement. The principal business address with respect to each Trustee's principal occupation or employment is set forth below.

     Matthew K. Appelstein      200 Clarendon Street, 53rd floor, Boston,
                                Massachusetts 02116

     Randall C. Barnes          2455 Corporate West Drive, Lisle, Illinois 60532

     Steven D. Cosler           2455 Corporate West Drive, Lisle, Illinois 60532

     Nicholas Dalmaso           2455 Corporate West Drive, Lisle, Illinois 60532

     Robert M. Hamje            2455 Corporate West Drive, Lisle, Illinois 60532

     L. Kent Moore              5460 South Quebec Street, #230,
                                Greenwood Village, Colorado 80111

     Ronald A. Nyberg           1111 South Washington Street, Suite 100,
                                Naperville, Illinois 60540

     Ronald E. Toupin, Jr.      2455 Corporate West Drive, Lisle, Illinois 60532

EXECUTIVE OFFICERS

         The following sets forth the names of the Fund's executive officers who may be deemed "participants." The principal occupation of the named executive officers are set forth under "The Proposals: Election of Trustees - Officers" in this Proxy Statement. The principal business address with respect to each executive officer's principal occupation or employment is set forth below.

     J. Thomas Futrell          2455 Corporate West Drive, Lisle, Illinois 60532

     Kevin M. Robinson          2455 Corporate West Drive, Lisle, Illinois 60532

     Steven M. Hill             2455 Corporate West Drive, Lisle, Illinois 60532

     Bruce Saxon                2455 Corporate West Drive, Lisle, Illinois 60532

     Vincent R. Giordano        3 Independence Way, Suite 205,
                                Princeton, New Jersey 08540

     George Gregorio            3 Independence Way, Suite 205,
                                Princeton, New Jersey 08540

     Robert W. Roffo            3 Independence Way, Suite 205,
                                Princeton, New Jersey 08540

     James Howley               2455 Corporate West Drive, Lisle, Illinois 60532

     Donald P. Swade            2455 Corporate West Drive, Lisle, Illinois 60532

     Mark J. Furjanic           2455 Corporate West Drive, Lisle, Illinois 60532

     Mark E. Mathiasen          2455 Corporate West Drive, Lisle, Illinois 60532

     Melissa Nguyen             2455 Corporate West Drive, Lisle, Illinois 60532

INFORMATION REGARDING OWNERSHIP OF THE FUND'S SECURITIES BY PARTICIPANTS

         Except as described in this Appendix A or this Proxy Statement, none of the persons listed above under "Directors and Nominees" or "Executive Officers" owns any securities of the Fund of record which such person not own beneficially. The number of Shares beneficially owned by Trustees, trustee nominees and the named officers as of May 15, 2009, is set forth below.

     NAME                       SHARES OWNED
     ----                       ------------
     Randall C. Barnes          1,335 Common Shares

     Steven D. Cosler           2,000 Common Shares

     George Gregorio            1,499 Common Shares

     Vincent R. Giordano        200 Common Shares

     Robert M. Hamje            3,800 Common Shares

     L. Kent Moore              19,000 Common Shares

     Ronald A. Nyberg           730 Common Shares

     Robert W. Roffo            789 Common Shares

INFORMATION REGARDING TRANSACTIONS IN THE FUND'S SECURITIES BY PARTICIPANTS


         The following table sets forth purchases and sales during the past two years of the Fund's securities by the persons listed above under "Trustees and Nominees" and "Executive Officers," except for Common Shares acquired pursuant to the Fund's dividend reinvestment plan. None of the purchase price or market value of the securities listed below is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

         SHARES OF PURCHASED OR SOLD (MAY 15, 2007 THROUGH MAY 15, 2009)

                                                # OF          TRANSACTION
NAME                              DATE         SHARES          DESCRIPTION
--------------------------------------------------------------------------------

Vincent R. Giordano         September 5, 2007    200    Common Shares purchased
                             October 7, 2008   6,500    Common Shares purchased

L. Kent Moore              September 12, 2008  6,000    Common Shares sold
                           September 26, 2008  5,000    Common Shares sold
                            December 2, 2008   4,000    Common Shares sold

Ronald A. Nyberg               May 1, 2008       650    Common Shares purchased
                              June 4, 2008       627    Common Shares sold

Roberto W. Roffo            October 24, 2008     447    Common Shares sold
--------------------------------------------------------------------------------


MISCELLANEOUS INFORMATION CONCERNING PARTICIPANTS

         Except as described in this Appendix A or this Proxy Statement, neither any participant nor any of their respective associates or affiliates (together, the "Participant Affiliates") is either a party to any transaction or series of transactions since January 1, 2008, or has knowledge of any current proposed transaction or series of proposed transactions, (i) to which the Fund or any of its subsidiaries was or is to be a participant, (ii) in which the amount involved exceeds $120,000, and (iii) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest. Furthermore, except as described in this Appendix A or this Proxy Statement, (a) no participant or Participant Affiliate, directly or indirectly, beneficially owns any securities of the Fund or any securities of any parent or subsidiary of the Fund, and (b) no participant owns any securities of the Fund of record but not beneficially.

         Except as described in this Appendix A or this Proxy Statement, no participant or Participant Affiliate has entered into any agreement or understanding with any person with respect to any future employment by the Fund or any of its affiliates or any future transactions to which the Fund or any of its affiliates will or may be a party.

         Except as described in this Annex A or this Proxy Statement, there are no contracts, arrangements or understandings by any participant or Participant Affiliate since January 1, 2008 with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. Except as described in this Appendix A or this Proxy Statement, and excluding any trustee or executive officer of the Fund acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as a Trustee is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

                                                                      APPENDIX B

                                 CLAYMORE FUNDS

                   NOMINATING AND GOVERNANCE COMMITTEE CHARTER

PURPOSES AND ORGANIZATION

         The purpose of Nominating and Governance Committee (the "Committee") of the Board of Trustees (the "Board") of each of the registered investment companies listed in Appendix A hereto (the "Trust(s)") is to review matters pertaining to the composition, committees, and operations of the Board. Members of the Committee may not be "interested persons" of the Trust, as such term is defined in the Investment Company Act of 1940, as amended ("Interested Persons").(1) The Committee shall have the following duties and powers:

         (1) To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board Committee.

         (2) To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

         (3) To evaluate periodically the effectiveness of the Board and Board Committees and make such recommendations to the Board as deemed appropriate by the Committee.

         (4) To oversee the contract review process, including the review of the Trust's investment advisory agreements and contracts with other affiliated service providers.

         The Committee shall receive appropriate funding as determined by the Committee to carry out its responsibilities and shall have the authority to retain experts, consultants or legal counsel as the Committee deems appropriate.

         The Committee shall meet annually (or more frequently, if needed) and be empowered to hold special meetings, as circumstances require. Any action of the Committee shall be taken by the affirmative vote of a majority of the members. Any action of the Committee may be taken without a meeting if at least a majority of the members of the Committee consent thereto in writing.

-----------

1 As contemplated by certain rules under the Investment Company Act of 1940, as amended, the selection and nomination of candidates for election as members of the Board who are not Interested Persons shall be made by the incumbent members of the Board who are not Interested Persons.

QUALIFICATIONS FOR TRUSTEE NOMINEES

         The Committee requires that Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (v) overall diversity of the Board's composition.

         Following an initial evaluation by the Committee, a nominee must: (i) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Committee to evaluate the candidate and to determine, among other matters, whether the candidate would be an Independent Trustee under the 1940 Act or otherwise have material relationships with key service providers to the Fund; (ii) be prepared to submit character references and agree to appropriate background checks; and (iii) be prepared to meet with one or more members of the Committee at a time and location convenient to those Committee members in order to discuss the nominee's qualifications.

IDENTIFICATION OF NOMINEES

         In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Trust's current Trustees, (ii) the Trust's officers, (iii) the Trust's investment adviser(s), (iv) the Trust's shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the expense of the Trust to identify potential candidates. The Committee will not nominate a person for election to the Board as a Trustee (unless such person is an "interested person," as defined by the Investment Company Act of 1940) after such person has reached the age of seventy-two (72).

CONSIDERATION OF CANDIDATES RECOMMENDED BY SHAREHOLDERS

         The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix B to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix B will not be considered by the Committee).

                                   APPENDIX A


Dreman/Claymore Dividend & Income Fund

Fiduciary/Claymore Dynamic Equity Fund

Fiduciary/Claymore MLP Opportunity Fund

Madison/Claymore Covered Call Fund

Old Mutual/Claymore Long-Short Fund

TS&W/Claymore Tax-Advantaged Balanced Fund

Claymore/Guggenheim Strategic Opportunities Fund

Claymore Exchange-Traded Fund Trust

Claymore Exchange-Traded Fund Trust 2

Claymore Exchange-Traded Fund Trust 3

                                                                      APPENDIX B

            PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES

A Trust shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee's consideration.

1. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Secretary, at the Address of the principal executive offices of the Trust.

2. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust not less than one hundred and twenty (120) calendar days nor more than one hundred and fifty (150) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and citizenship of the person recommended by the shareholder (the "candidate"); (B) the class or series and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule
         14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books;
         (iv) the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other persons

         (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

PROXY TABULATOR          TO VOTE BY MAIL
P.O. BOX 9112
FARMINGDALE, NY 11735    1) Read the Proxy Statement.
                         2) Check the appropriate boxes on the proxy card below.
                         3) Sign and date the proxy card.
                         4) Return the proxy card in the envelope provided.



TO VOTE, MARK BLOCKS BELOW IN                            KEEP THIS PORTION
BLUE OR BLACK INK AS FOLLOWS:      M15384-P82433         FOR YOUR RECORDS
-------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY              DETACH AND RETURN THIS PORTION ONLY
WHEN SIGNED AND DATED.

TS&W / CLAYMORE TAX-ADVANTAGED
BALANCED FUND - COMMON


1.   To elect two Trustees as Class II                 FOR            WITHHOLD     FOR ALL     To withhold authority to vote for any
     Trustees by holders of Common Shares              ALL              ALL        EXCEPT      individual nominee(s), mark "For All
     and Preferred Shares voting together                                                      Except" and write the name(s) of the
     as a single class, to serve until the             [ ]               [ ]         [ ]       nominee(s) on the line below.
     Fund's 2012 annual meeting of shareholders
     or until their respective successors                                                      ---------------------------------
     shall have been elected and qualified.

     01) Matthew J. Appelstein
     02) Ronald A. Nyberg

2. To transact such other business as may properly come before the annual meeting or any adjournments or postponements thereof.


  PLEASE MARK, DATE, SIGN & RETURN THE PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.


For joint registrations,
both parties should sign.

---------------------------------   -----

---------------------------------   -----
Signature [PLEASE SIGN WITHIN BOX]  Date

---------------------------------   -----

---------------------------------   -----
Signature (Joint Owners)            Date

         IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
                            FOR THE ANNUAL MEETING:
                The Statement is available at www.proxyvote.com.

--------------------------------------------------------------------------------
                                                                   M15385-P82433


                       SOLICITED BY THE BOARD OF TRUSTEES
                  TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND
                         ANNUAL MEETING OF SHAREHOLDERS
                                  JULY 20, 2009

  COMMON

  The annual meeting of shareholders of TS&W / Claymore Tax-Advantaged Balanced Fund (the "Fund") will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois, 60532, on Monday, July 20, 2009, at 12:00 p.m., noon, Central time (the "Annual Meeting"). The undersigned hereby appoints Mark E. Mathiasen and Kevin M. Robinson, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

  SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR          TO VOTE BY MAIL
P.O. BOX 9112
FARMINGDALE, NY 11735    1) Read the Proxy Statement.
                         2) Check the appropriate boxes on the proxy card below.
                         3) Sign and date the proxy card.
                         4) Return the proxy card in the envelope provided.


TO VOTE, MARK BLOCKS BELOW IN                            KEEP THIS PORTION
BLUE OR BLACK INK AS FOLLOWS:      M15386-P82433         FOR YOUR RECORDS
-------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY              DETACH AND RETURN THIS PORTION ONLY
WHEN SIGNED AND DATED.


TS&W / CLAYMORE TAX-ADVANTAGED
BALANCED FUND - PREFERRED


1. To elect two Trustees as Class II Trustees by holders of Common Shares and Preferred Shares voting together as a single class, to serve until the Fund's 2012 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

                                                         FOR       WITHHOLD

        1a.     Matthew J. Appelstein                    [ ]          [ ]

        1b.     Ronald A. Nyberg                         [ ]          [ ]

2. To elect one Trustee as a Class II Trustee by holder of Preferred Shares voting as a separate class, to serve until the Fund's 2012 annual meeting of shareholders or until a sucessor shall have been elected and qualified.

        2a.     L. Kent Moore                            [ ]          [ ]

3. To transact such other business as may properly come before the annual meeting or any adjournments or postponements thereof.


  PLEASE MARK, DATE, SIGN & RETURN THE PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

For joint registrations,
both parties should sign.

---------------------------------   -----

---------------------------------   -----
Signature [PLEASE SIGN WITHIN BOX]  Date

---------------------------------   -----

---------------------------------   -----
Signature (Joint Owners)            Date

         IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
                            FOR THE ANNUAL MEETING:
                The Statement is available at www.proxyvote.com.


--------------------------------------------------------------------------------
                                                                   M15387-P82433


                       SOLICITED BY THE BOARD OF TRUSTEES
                  TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND
                         ANNUAL MEETING OF SHAREHOLDERS
                                  JULY 20, 2009

  PREFERRED

  The annual meeting of shareholders of TS&W / Claymore Tax-Advantaged Balanced Fund (the "Fund") will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois, 60532, on Monday, July 20, 2009, at 12:00 p.m., noon, Central time (the "Annual Meeting"). The undersigned hereby appoints Mark E. Mathiasen and Kevin M. Robinson, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

  SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.